                                                                      Exhibit 99

                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                                       THREE MONTHS ENDED SEPTEMBER 30, 2000
                                               -------------------------------------------------------------------------------
                                                                 ADVANTA          ADVANTA
                                               ADVANTA           BUSINESS         LEASING
                                               MORTGAGE            CARDS          SERVICES          OTHER (a)          TOTAL
                                               --------          --------         --------          ---------        ---------
REVENUES:
Interest income                                $ 37,186           $24,007         $  3,894           $15,442         $ 80,529
Securitization income (loss)                     35,236            19,195           (5,563)               --           48,868
Servicing revenues                               33,717             3,525            1,813                --           39,055
Other revenues, net                                (607)           18,340            4,554            (1,844)          20,443
                                               --------           -------         --------           -------         --------
     Total revenues                             105,532            65,067            4,698            13,598          188,895
                                               --------           -------         --------           -------         --------

EXPENSES:
Operating expenses                               63,237            23,715            9,049             1,926           97,927
Interest expense                                 24,240            10,035            3,308            14,422           52,005
Provision for credit losses                          --            16,806            4,193                --           20,999
Minority int. in inc. of consolidated sub.        1,744               309              167                --            2,220
                                               --------           -------         --------           -------         --------
    Total expenses                               89,221            50,865           16,717            16,348          173,151
                                               --------           -------         --------           -------         --------

INCOME (LOSS) BEFORE INCOME TAXES                16,311            14,202          (12,019)           (2,750)          15,744
Income tax expense (benefit)                         --                --               --                --               --
                                               --------           -------         --------           -------         --------

NET INCOME (LOSS)                              $ 16,311           $14,202         $(12,019)          $(2,750)        $ 15,744
                                               ========           =======         ========           =======         ========


(a) Other includes insurance operations and investment activities not attributable to other segments.

                                  ADVANTA CORP.
                      RECONCILIATION OF ADVANTA MORTGAGE TO
                        PORTFOLIO LENDER EARNINGS FORMAT
                                 (IN THOUSANDS)

                                                                    THREE MONTHS ENDED SEPTEMBER 30, 2000
                                          ---------------------------------------------------------------------------------------
                                                                                   ADVANTA
                                            ADVANTA                             MORTGAGE AS A     PRO FORMA
                                          MORTGAGE AS        PRO FORMA            PORTFOLIO       REMAINING           PRO FORMA
                                            REPORTED        ADJUSTMENTS             LENDER        BUSINESSES         CONSOLIDATED
                                          -----------       -----------         -------------     ----------         ------------
                                                                [f]                                   [f]
REVENUES:
Interest income                             $ 37,186          $199,420   [a]       $236,606         $43,343            $279,949
Securitization income                         35,236           (35,236)  [b]             --          13,632              13,632
Servicing revenues                            33,717           (13,324)  [c]         20,393           5,338              25,731
Other revenues, net                             (607)               --                 (607)         21,050              20,443
                                            --------------------------             ------------------------            --------
     Total revenues                          105,532           150,860              256,392          83,363             339,755
                                            --------------------------             ------------------------            --------

EXPENSES:
Operating expenses                            63,237             1,920   [d]         65,157          34,690              99,847
Interest expense                              24,240           135,354   [a]        159,594          27,765             187,359
Provision for credit losses                       --            28,575   [e]         28,575          20,999              49,574
Minority interest in income of
   consolidated subsidiary                     1,744                --                1,744             476               2,220
                                            --------------------------             ------------------------            --------
    Total expenses                            89,221           165,849              255,070          83,930             339,000
                                            --------------------------             ------------------------            --------

INCOME (LOSS) BEFORE INCOME TAXES             16,311           (14,989)               1,322            (567)                755
Income tax expense (benefit)                      --               509                  509            (218)                291
                                            --------------------------             ------------------------            --------
NET INCOME (LOSS)                           $ 16,311          $(15,498)            $    813         $  (349)           $    464
                                            --------------------------             ------------------------            --------


FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by Advanta and remained on the balance sheet for the period presented.

[b] Represents the reclassification of net gains or losses recognized on the sale of mortgage loans for the period.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by Advanta.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

[f]      Adjusted income tax expense to normalized rate of 38.5%

                                  ADVANTA CORP.
                                   HIGHLIGHTS
                                 (IN THOUSANDS)

                                                                            THREE MONTHS ENDED
                                                  -----------------------------------------------------------------------
                                                                                                           PERCENT CHANGE
                                                  SEPTEMBER 30,          JUNE 30,        SEPTEMBER 30,           FROM
ORIGINATIONS                                           2000                2000              1999           PRIOR QUARTER
                                                  -------------        -----------       -------------     --------------
Direct                                             $   233,149         $   301,393        $   368,654           -22.6%
Broker                                                  80,974             198,277            163,720           -59.2
Other indirect                                              --               3,238             34,941          -100.0
                                                   -----------         -----------        -----------          ------
Total Advanta Mortgage loans                       $   314,123         $   502,908        $   567,315           -37.5

Business credit cards                              $   881,215         $   900,381        $   484,727            -2.1
Leases                                                  70,814              88,437            112,615           -19.9

SECURITIZATION/SALES VOLUME
Advanta Mortgage                                   $ 1,028,221         $   477,238        $   746,893           115.5%
Business credit cards                                  136,050                   0            257,750             N/M
Leases                                                  70,093             126,960            106,953           -44.8
                                                   -----------         -----------        -----------          ------
Total securitization/sales volume                  $ 1,234,364         $   604,198        $ 1,111,596           104.3%

AVERAGE MANAGED RECEIVABLES
Mortgage loans                                     $ 8,269,866         $ 8,413,993        $ 8,278,435            -1.7%
Business credit cards                                1,472,729           1,319,434            906,032            11.6
Leases                                                 796,375             802,661            741,571            -0.8
Auto loans                                              53,160              67,105            111,357           -20.8
Other loans                                             24,250              19,939             17,322            21.6
                                                   -----------         -----------        -----------          ------
Total average managed receivables                  $10,616,380         $10,623,132        $10,054,717            -0.1%
Total average serviced receivables                 $23,722,992         $24,000,185        $20,029,536            -1.2%

ENDING MANAGED RECEIVABLES
Mortgage loans                                     $ 8,185,378         $ 8,381,881        $ 8,260,900            -2.3%
Business credit cards                                1,529,784           1,428,732            930,009             7.1
Leases                                                 794,825             820,265            780,653            -3.1
Auto loans                                              47,094              56,796            101,045           -17.1
Other loans                                             26,080              21,689             17,478            20.2
                                                   -----------         -----------        -----------          ------
Total managed receivables                          $10,583,161         $10,709,363        $10,090,085            -1.2%
Total serviced receivables                         $23,299,071         $24,360,406        $20,573,310            -4.4%

IO AND CMSR ROLLFORWARD
Beginning balance                                  $    85,272         $   206,538        $   247,071
Retained IO on sales, net                               42,840              33,819             38,396
Hedge impact                                             4,358              (2,913)            (1,513)
Interest income                                         17,991              21,409             10,618
Cash received                                          (32,705)            (36,552)           (49,383)
Additional reserves                                         --            (234,200)                --
Other, net                                                  --                  --                362
                                                   -----------         -----------        -----------
Subtotal                                               117,756             (11,899)           245,551
Reclass of IO reserves to subordinated
   trust assets                                        (21,802)             97,171                 --
                                                   -----------         -----------        -----------
Ending balance                                     $    95,954         $    85,272        $   245,551
                                                   -----------         -----------        -----------

                                  ADVANTA CORP.
                             HIGHLIGHTS (CONTINUED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED
                                              -------------------------------------------------------------------------------
                                                                                                                  PERCENT
                                                                                                                  CHANGE
                                                                                                                   FROM
                                             SEPTEMBER 30,          JUNE 30,           SEPTEMBER 30,               PRIOR
                                                 2000                 2000                 1999                   QUARTER
                                             -------------          --------           -------------              -------
EARNINGS
As a % of average managed receivables:
     Operating expenses                           3.44%                3.37%                 3.24%                  2.1%
     Charge-offs:
          New methodology (a)                     2.45                 2.69                                        -8.9
          Prior methodology                                            1.86                  1.59
Efficiency ratio                                 65.52                62.01                 62.13                   5.7
Basic earnings (loss) per common
   share                                       $  0.62              $ (7.64)              $  0.57                   N/M
Diluted earnings (loss) per common
   share                                       $  0.62              $ (7.64)              $  0.55                   N/M
Return on average common equity                  14.76%             (142.13)%                9.98%                  N/M

COMMON STOCK DATA
-----------------
Weighted average common shares
   used to compute:
Basic earnings per common share                 25,259               25,232                23,413                   0.1%
Diluted earnings per common share               25,326               25,232                23,990                   0.4

Ending shares outstanding                       27,222               27,237                27,086                  -0.1

Stock price:
  Class A
      High                                     $13.563              $21.000               $23.938                 -35.4
      Low                                       10.688               10.875                14.625                  -1.7
      Closing                                   11.250               12.188                14.625                  -7.7
  Class B
      High                                      10.188               15.125                19.125                 -32.6
      Low                                        7.500                7.750                11.375                  -3.2
      Closing                                    8.141                8.500                11.750                  -4.2

Cash dividends declared
  Class A                                        0.063                0.063                 0.063                   0.0
  Class B                                        0.076                0.076                 0.076                   0.0

Book value per common share                      16.81                16.08                 22.65                   4.6

(a) Beginning in the second quarter of 2000, charge-off and delinquency statistics reflect the adoption of new charge-off policies for mortgage loans and leases. Mortgage loans are generally charged-off at the earlier of foreclosure or 180 days delinquent. The previous policy was the earlier of foreclosure or 12 months delinquent. Leases are generally charged-off at 121 days delinquent, however the timing of the delinquency measurement was changed from mid-month to month end in the second quarter of 2000. Cumulative catch-up adjustments included in second quarter charge-off amounts are not annualized when calculating the annualized charge-off rate under the new methodologies.

         - Statistical Supplement Available at http://www.advanta.com -
                                               ----------------------